UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 22, 2005

RENOVIS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-50564	94-3353740
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Corporate Drive South San Francisco, California	94080
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 266-1400

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On September 22, 2005, Renovis, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) and a pricing agreement (the “Pricing Agreement”) with Goldman, Sachs & Co., CIBC World Markets Corp., Piper Jaffray & Co. and SG Cowen & Co., LLC (collectively, the “Underwriters”), relating to the public offering of 4,000,000 shares (the “Shares”) of the Company’s common stock, $0.001 par value per share (the “Common Stock”). The Company has granted to the Underwriters an option to purchase up to an additional 600,000 shares of Common Stock solely for the purpose of covering over-allotments. The price to the public is $13.50 per share, and the Underwriters have agreed to purchase the Shares from the Company at a price of $12.69 per share. The gross public offering price from the underwritten public offering, not including the shares issuable upon exercise of the over-allotment option by the Underwriters, will be $54 million.

A copy of the Underwriting Agreement is attached hereto as Exhibit 1.1 and a copy of the Pricing Agreement is attached hereto as Exhibit 1.2 and both are incorporated herein by reference. The above description of the material terms of the Underwriting Agreement and the Pricing Agreement are qualified in its entirety by reference to such exhibit.

Item 8.01	Other Events.

The Shares (as defined under Item 1.01 above) are to be offered and sold pursuant to the Registration Statement on Form S-3 (File No. 333-122762) filed on February 11, 2005 with the Securities and Exchange Commission (the “Commission”), as amended on May 5, 2005 and May 23, 2005 and the related prospectus supplement dated September 22, 2005 (the “Prospectus Supplement”). The Prospectus Supplement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The Company’s Press Release, dated September 22, 2005, announcing the pricing of the public offering, is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements.

None.

(b)	Pro Forma Financial Information

None.

(c)	Exhibits:

	1.1	Underwriting Agreement dated September 22, 2005.

	1.2	Pricing Agreement dated September 22, 2005.

	99.1	Prospectus Supplement dated September 22, 2005.

	99.2	Press Release of Renovis, Inc. dated September 22, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 23, 2005	RENOVIS, INC.

	By:	/S/ COREY S. GOODMAN, PH.D.
	Name:	Corey S. Goodman, Ph.D.
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement dated September 22, 2005.

1.2	Pricing Agreement dated September 22, 2005.

99.1	Prospectus Supplement dated September 22, 2005.

99.2	Press Release of Renovis, Inc. dated September 22, 2005.